Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of Multi-Fineline Electronix, Inc. (the “Company”) for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, Philip A. Harding, as Chief Executive Officer of the Company, and Craig Riedel, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 6, 2004	/s/ PHILIP A. HARDING	/s/ CRAIG RIEDEL
	Chief Executive Officer	Chief Financial Officer